Sources Of Revenue	12 Months Ended
Dec. 31, 2015
Notes to Consolidated Financial Statements [Abstract]
Sources of Revenue

14. Sources of Revenue

Outside of the U.S., the Company does not recognize patient service revenue at the time the services are rendered without assessing the patient’s ability to pay. Accordingly, the additional disclosure requirements introduced with ASU 2011-07 apply solely to U.S. patient service revenue. Below is a table showing the sources of our U.S. patient service revenue (net of contractual allowance and discounts but before patient service bad debt provision), included in the Company’s Health Care revenue, for the years ended December 31, 2015, 2014 and 2013:

	2015	2014	2013
Medicare program	$5.058.262	$4.677.053	$4.411.285
Private/alternative payors	4.830.401	4.278.847	3.841.473
Medicaid and other government sources	538.077	433.092	392.908
Hospitals	915.184	568.859	411.340
Total patient service revenue	$11.341.924	$9.957.851	$9.057.006